Exhibit 24a1


                                POWER OF ATTORNEY


                  The undersigned, acting in the capacity or capacities with respect to Fortune Brands, Inc. stated with their respective names below, hereby constitute and appoint MARK A. ROCHE, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below (a) the Registration Statement on Form S-8 of the Fortune Brands Retirement Savings Plan, (b) the Registration Statement on Form S-8 of the Fortune Brands Hourly Employee Retirement Savings Plan, (c) the Registration Statement on Form S-8 of the Future Brands LLC Retirement Savings Plan and (d) any and all amendments and supplements thereto:

          Signature                          Title                    Date

    /s/ NORMAN H. WESLEY          Chairman of the Board and    February 25, 2003
------------------------------     Chief Executive Officer
      Norman H. Wesley          (principal executive officer)
                                        and Director


    /s/ CRAIG P. OMTVEDT            Senior Vice President      February 25, 2003
------------------------------  and Chief Financial Officer
       Craig P. Omtvedt         (principal financial officer)


    /s/ NADINE A. HEIDRICH           Vice President and        February 26, 2003
------------------------------      Corporate Controller
      Nadine A. Heidrich        (principal accounting officer)


    /s/ PATRICIA O. EWERS                 Director             February 25, 2003
------------------------------
      Patricia O. Ewers


     /s/ THOMAS C. HAYS                   Director             February 24, 2003
------------------------------
      Thomas C. Hays

  /s/ JOHN W. JOHNSTONE, JR.              Director             February 24, 2003
------------------------------
    John W. Johnstone, Jr.


    /s/ GORDON R. LOHMAN                  Director             February 24, 2003
------------------------------
      Gordon R. Lohman


    /s/ EUGENE A. RENNA                   Director             February 24, 2003
------------------------------
      Eugene A. Renna


   /s/ J. CHRISTOPHER REYES               Director             February 25, 2003
------------------------------
     J. Christopher Reyes


     /s/ ANNE M. TATLOCK                  Director             February 28, 2003
------------------------------
      Anne M. Tatlock


     /s/ DAVID M. THOMAS                  Director             February 24, 2003
------------------------------
       David M. Thomas


     /s/ PETER M. WILSON                  Director             February 25, 2003
------------------------------
       Peter M. Wilson



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